SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 25, 2001


                               PROFORM GOLF, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware              333-61533               84-1334921
          ------------------------------------------------------------
  (State or other jurisdiction     Commission          (I.R.S. Employer
 of incorporation or organization) File Number       Identification No.)

                  5335 West 48th Avenue, Denver, Colorado 80212
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (303) 458-1000
                                -----------------
              (Registrant's telephone number, including area code)

Item 3:  Bankruptcy

On February 13, 2002, we filed a Chapter 11 Bankruptcy Petition with the United States Bankruptcy Court for the District of Colorado, (Case No. 02-11736 DEC). We are a Debtor in Possession and are seeking a reorganization.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

PROFORM GOLF, INC.
------------------
(Registrant)

/s/  William Leary, President
----------------------------------
     William Leary, President
     Date:    February 25, 2002